Rule 497(d)

                                     FT 794

                    Equity Income Select Portfolio, Series 2

              Supplement to the Prospectus dated December 19, 2003

         Notwithstanding anything to the contrary in the Prospectus, dealers and other selling agents will receive a concession of 2.20%, 2.10% and 1.65% of the Public Offering Price for purchases of $250,000 but less than $500,000, $500,000 but less than $1,000,000, and $1,000,000 or more, respectively. In addition, eligible dealer firms and other selling agents will not be entitled to any additional concession for sales over $10 million.

February 4, 2004